                                MFS RESEARCH FUND
                        (A SERIES OF MFS SERIES TRUST V)

             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000









                                                               November 22, 1995



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

   Re: MFS Series Trust V (File No. 811-2031), on Behalf of MFS Research Fund

Ladies and Gentlemen:

Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1 thereunder, we hereby file a copy of the Annual Report to Shareholders dated September 30, 1995 of MFS Research Fund.

                                                      Very truly yours,

                                                      LORRAINE K. GRIP

                                                      Lorraine K. Grip
                                                      Senior Production Editor

\lkg

[LOGO] MFS [R]                                            Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                   Year Ended
                                                         September 31, 1995

MFS [R] Research Fund


[A photo of computer disks.]

[LOGO] MFS [R] RESEARCH FUND

TRUSTEES
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner,
Hemenway & Barnes

William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of
Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp.
(Investment Adviser)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

Assistant Secretary
JAMES R. BORDEWICK, JR.*

Custodian
Investors Bank & Trust Company

Auditors
Deloitte & Touche llp

INVESTOR INFORMATION

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906
For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

TOP-RATED SERVICE

For the second year in a row, MFS earned a #1 ranking in DALBAR Inc.'s Broker-Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

                                                      SOURCE: 1995 Dalbar Survey

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

For the year ended September 30, 1995, Class A shares of the Fund experienced a total return of +24.49%, Class B shares +23.55%, and Class C shares +23.58%, while the Standard &Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, reported a total return of +29.71%. All of the Fund's returns assume the reinvestment of distributions but exclude the effects of any sales charges. Strong performance by the technology and financial services sectors helped the Fund during the year, although some of those gains were offset by underperformance in the cellular telephone and health care industries. A further discussion of our strategy for the Fund may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook

Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, homebuying was making modest gains by September 30, although consumer spending was still showing some areas of weakness. Businesses, meanwhile, continued to work off excess in ventories and reduce factory output. At the same time, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consume rs and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Stock Market

For a number of growth sectors, such as technology, leisure and household products, the longer-term outlook remains favorable, as do the prospects for many small-company stocks because of their growth potential relative to larger companies. Also, companies' increasing emphasis on cost-containment, coupled with their growing use of technology, has helped keep them competitive and reasonably profitable. Finally, we have been watching with interest the recent series of corporate mergers in such industries as banking, entertainment, health care and consumer products. Unlike previous merger waves, which were often intended to build conglomerates of loosely related or unrelated businesses, this year's mergers of similar companies seem to be more rationally based on the goal of helping the merged companies reduce costs and, in general, be more competitive. Looking ahead, we believe these factors, along with a stabilizing interest rate environment and a continuation of favorable earnings reports, will help maintain the stock market's long-term positive momentum.

Portfolio Performance and Strategy

The underperformance of the Fund was primarily due to three factors. First, the portfolio's holdings in the cellular telephone industry underperformed, due to changing market conditions related to the acquisition of Lin

Broadcasting by AT&T. This acquisition caused a reassessment of the value of cellular licenses, and the Fund's holdings in this sector have been reduced in the past year. Second, the Fund's holdings in the health care sector, primarily in health maintenance organizations, underperformed the market, due to increased price competition in some regional markets. However, we increased the Fund's holdings in this area, due to our confidence in the long-term growth potential of the diversified and well-managed companies in this industry. Stocks purchased in this category include United Healthcare and Pacificare. The third reason for underperformance lies in the past year's stock market rally, which has been concentrated in the largest-market capitalization companies (as represented by the S&P 500), while the Fund is diversified among our committee of analysts' top stock selections across all market capitalizations.

     The Fund has been overweighted in the technology sector for the past 12 months and has benefited from the strong earnings of such companies as Intel, Microsoft and Cadence Design. The financial services sector has benefited from lower interest rates, strong earnings and improving valuations. In particular, the Fund benefited from its holdings in PennCorp Financial, Advanta and Capital One.

     The Fund is currently overweighted in the technology, consumer staples and health care sectors. We believe that selected companies in these groups will continue to demonstrate strong earnings, despite the slowing economy. In technology, our emphasis is on selected computer software companies, such as Microsoft, Oracle and Informix, where we believe current profitability levels are sustainable due to the proprietary nature of these companies' products. The Fund is underweighted in the commodity-cyclical, automotive, transportation and energy sectors, because we believe the slow economy will lead to earnings disappointments for many of the companies in those groups.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,



[A PHOTO OF A. KEITH BRODKIN,               [A PHOTO OF KEVIN R. PARKE,
CHAIRMAN AND PRESIDENT]                     PORTFOLIO MANAGER]


/s/ A. Keith Brodkin                        /s/ Kevin R. Parke

    A. Keith Brodkin                            Kevin R. Parke
    Chairman and President                      Director of Research

October 12, 1995



The MFS Research Analysts are responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

TAX FORM SUMMARY

In January, 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

For the year ended September 30, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 100%.

Objective and Policies

The Fund's investment objective is to provide long-term growth of capital and future income.

The Fund's policy is to invest a substantial proportion of its assets in common stocks, or securities convertible into common stocks, of companies believed to possess better-than-average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. The Fund may also invest in foreign securities.

PORTFOLIO CONCENTRATION

                                         Percent of                                       Percent of
Five Largest Industries                  Net Assets    Ten Largest Holdings               Net Assets
----------------------------------------------------------------------------------------------------
Consumer Goods And Services                     9.6    United Healthcare Corp.                   1.9
Insurance                                       6.8    McDonnell Douglas Corp.                   1.9
Medical And Health Technology And Services      6.5    Xilinx, Inc.                              1.8
Computer Software - Systems                     6.2    Intel                                     1.8
Electronics                                     4.7    Medisense, Inc.                           1.7
                                                       International Business Machines Corp.     1.7
                                                       Kimberly Clark Corp.                      1.6
                                                       Oracle Systems Corp.                      1.6
                                                       Colgate-Palmolive Co.                     1.5
                                                       Loral Corp.                               1.5

PERFORMANCE

The information below and on the following page illustrates the historical performance of MFSResearch Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended September 30, 1995)


[LINE GRAPH]

Line graph representing the growth of a $10,000 investment for the five-year period ended September 30, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1990 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Research Fund (Class A), a second line of short dashes represents the S&P 500, and a third line of medium-short dashes represents the Consumer Price Index.

     MFS Research Fund (Class A)                        $22,840
     S&P 500                                            $22,115
     Consumer Price Index                               $11,545

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended September 30, 1995)

[LINE GRAPH]

Line graph representing the growth of a $10,000 investment for the ten-year period ended September 30, 1995. The graph is caled from $0 to $50,000 in $10,000 segments. The years are marked in 12-month segments from 1985 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Research Fund (Class A), a second line of short dashes represents the S&P 500, and a third line of medium-short dashes represents the Consumer Price Index.

     MFS Research Fund (Class A)                        $44,171
     S&P 500                                            $40,154
     Consumer Price Index                               $14,143

AVERAGE ANNUAL TOTAL RETURNS

                                                                      1 YEAR            3 YEARS           5 YEARS        10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Fund (Class A) Including
  5.75% Sales Charge                                                  +17.32%           +17.49%           +17.96%          +14.92%

MFS Research Fund (Class A) At Net
  Asset Value                                                         +24.49%           +19.82%           +19.37%          +15.60%

MFS Research Fund (Class B) With CDSC*                                +19.55%              --                 --           +14.83%**

MFS Research Fund (Class B) Without CDSC                              +23.55%              --                 --           +16.49%**

MFS Research Fund (Class C)                                           +23.58%              --                 --           +15.79%#

Average Capital Appreciation Fund                                     +25.22%           +15.93%           +17.83%          +13.76%

Average Growth And Income Fund                                        +23.06%           +13.65%           +15.95%          +13.62%

Standard & Poor's 500 Composite Index                                 +29.71%           +14.96%           +17.20%          +16.01%

Consumer Price Index##                                                 +2.54%            +2.73%            +2.91%           +3.53%


  *These returns reflect the current maximum Class B contingent deferred sales charge (CDSC) of 4%.

 **For the period from the commencement of offering of Class B shares, September 7, 1993 to September 30, 1995.

 #For the period from the commencement of offering of Class C shares, January 3, 1994 to September 30, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.

##The Consumer Price Index is a popular measure of change in prices.


In the table on the previous page, we have included the average annual total returns of all growth and income funds (including the Fund) (394, 241, 186 and 116 funds) as well as all capital appreciation funds (152, 98, 85 and 49 funds) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the 1-, 3-, 5- and 10-year periods ended September 30, 1995, respectively. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

PORTFOLIO OF INVESTMENTS - September 30, 1995

Common Stocks - 96.5%
================================================================================
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Common Stocks - 91.1%
   Aerospace - 3.3%
      Lockheed-Martin Corp.                             105,800      $ 7,101,825
      McDonnell Douglas Corp.                           161,150       13,335,163
      United Technologies Corp.                          33,000        2,916,375
                                                                     -----------
                                                                     $23,353,363
--------------------------------------------------------------------------------
   Agricultural Products - 2.6%
      AGCO Corp.                                        173,400      $ 7,889,700
      Case Corp.                                        288,700       10,609,725
                                                                     -----------
                                                                     $18,499,425
--------------------------------------------------------------------------------
   Airlines
      Midwest Express Holdings, Inc.*                     4,500      $   101,250
--------------------------------------------------------------------------------
   Apparel And Textiles - 2.3%
      Deckers Outdoor Corp.*                            135,600      $ 1,101,750
      Nike, Inc., "B"                                    66,000        7,334,250
      Nine West Group, Inc.*                            172,300        7,839,650
                                                                     -----------
                                                                     $16,275,650
--------------------------------------------------------------------------------
   Automotive - 0.2%
      Jason, Inc.*#                                     187,500      $ 1,370,625
--------------------------------------------------------------------------------
   Banks And Credit Companies - 2.0%
      Chase Manhattan Corp.                             134,100      $ 8,196,863
      Northern Trust Co.                                134,100        6,168,600
                                                                     -----------
                                                                     $14,365,463
--------------------------------------------------------------------------------
   Business Machines - 2.5%
      Affiliated Computer Co.*                           82,500      $ 2,413,125
      International Business Machines Corp.             124,900       11,787,438
      Motorola, Inc.                                     46,900        3,581,987
                                                                     -----------
                                                                     $17,782,550
--------------------------------------------------------------------------------
   Business Services - 2.2%
      Ceridian Corp.*                                    208,200     $ 9,238,875
      Interim Services, Inc.*                            123,900       3,345,300
      Technology Solutions Co.*                          168,300       3,029,400
                                                                     -----------
                                                                     $15,613,575
--------------------------------------------------------------------------------
   Cellular Phones - 1.0%
      Cellular Communications of Puerto Rico*            126,416     $ 3,855,688
      Telephone & Data Systems, Inc.                      73,300       3,078,600
                                                                     -----------
                                                                     $ 6,934,288
--------------------------------------------------------------------------------
   CHEMICALS - 2.8%
      Air Products & Chemicals, Inc.                      66,000     $ 3,440,250
      Grace (W.R.) & Co.                                 152,600      10,186,050
      Hanna (M.A.) Co.                                    77,850       2,053,294
      Uniroyal Chemical Corp.*                           430,800       3,877,200
                                                                     -----------
                                                                     $19,556,794
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Common Stocks - Continued
   Computer Software - Personal Computers - 2.9%
      Electronic Arts, Inc.*                              162,700    $ 5,979,225
      Learning Co.*                                        65,100      3,938,550
      Microsoft Corp.*                                    100,600      9,104,300
      Network Peripherals*                                112,900      1,778,175
                                                                     -----------
                                                                     $20,800,250
--------------------------------------------------------------------------------
   Computer Software - Systems - 6.2%
      Adobe Systems, Inc.                                  73,400    $ 3,798,450
      Cadence Design Systems, Inc.*                       254,100      9,973,425
      Compaq Computer Corp.*                              114,100      5,519,588
      Compuware Corp.*                                    175,400      3,858,800
      Informix Corp.*                                     237,700      7,725,250
      Oracle Systems Corp.*                               293,750     11,272,656
      Sybase, Inc.*                                        62,100      1,994,962
                                                                     -----------
                                                                     $44,143,131
--------------------------------------------------------------------------------
   Construction Services - 0.9%
      Champion International Corp.                        120,500    $ 6,491,938
--------------------------------------------------------------------------------
   Consumer Goods And Services - 9.6%
      Colgate-Palmolive Co.                               160,700    $10,706,638
      Duracell International, Inc.                        163,300      7,328,087
      Gillette Co.                                        177,200      8,439,150
      Leggett & Platt, Inc.                                76,200      1,876,425
      Philip Morris Cos., Inc.                            120,700     10,078,450
      Procter & Gamble Co.                                134,800     10,379,600
      RJR Nabisco Holdings Corp.                          230,540      7,463,733
      Service Corporation International                   116,300      4,550,238
      Tyco International Ltd.                             118,800      7,484,400
                                                                     -----------
                                                                     $68,306,721
--------------------------------------------------------------------------------
   Defense Electronics - 1.5%
     Loral Corp.                                          189,200    $10,784,400
--------------------------------------------------------------------------------
   Electronics - 4.7
      Intel Corp.                                         212,100    $12,752,512
      LSI Logic Corp.*                                     65,400      3,776,850
      National Semiconductor Corp.*                       134,500      3,715,562
      Xilinx, Inc.*                                       272,900     13,133,312
                                                                     -----------
                                                                     $33,378,236
--------------------------------------------------------------------------------
   Entertainment - 2.7%
      Aztar Corp.*                                        624,400    $ 5,229,350
      Boyd Gaming Corp.*                                    9,200        137,402
      Harrah's Entertainment, Inc.*                       242,000      7,078,500
      Showboat, Inc.                                      281,500      6,087,438
      Starsight Telecast, Inc.*                           150,000        562,500
                                                                     -----------
                                                                     $19,095,190
--------------------------------------------------------------------------------
   Financial Institutions - 1.5%
      Advanta Corp., "B"                                  148,000     $6,290,000
      Integra Financial Corp.                              74,600      4,336,125
                                                                     -----------
                                                                     $10,626,125
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Common Stocks - Continued
   Food And Beverage Products - 4.5%
      CPC International, Inc.                             106,300    $ 7,015,800
      Kellogg Co.                                          93,300      6,752,588
      PepsiCo, Inc.                                       159,000      8,109,000
      Pioneer Hi-Bred International, Inc.                 129,800      5,970,800
      Universal Foods Corp.                               116,100      4,048,987
                                                                     -----------
                                                                     $31,897,175
--------------------------------------------------------------------------------
   Forest And Paper Products - 2.5%
      International Paper Co.                             140,400    $ 5,896,800
      Kimberly Clark Corp.                                174,400     11,706,600
                                                                     -----------
                                                                     $17,603,400
--------------------------------------------------------------------------------
   Insurance - 6.8%
      AFLAC, Inc.                                         115,100    $ 4,776,650
      American Re Corp.                                   153,100      5,894,350
      CIGNA Corp.                                          70,200      7,309,575
      Equitable of Iowa Cos                               193,300      7,152,100
      MBIA, Inc.                                          103,000      7,261,500
      Penncorp Financial Group, Inc.                      417,100      9,958,263
      Travelers, Inc.                                     109,700      5,827,812
                                                                     -----------
                                                                     $48,180,250
--------------------------------------------------------------------------------
   Machinery - 0.5%
      IDEX Corp.                                           18,000    $   643,500
      York International Corp.                             74,100      3,121,463
                                                                     -----------
                                                                     $ 3,764,963
--------------------------------------------------------------------------------
   Medical And Health Products - 4.1%
      Johnson & Johnson                                    40,100    $ 2,972,412
      Medisense, Inc.*                                    500,400     12,072,150
      Pfizer, Inc.                                         79,000      4,216,625
      Uromed Corp.*                                       755,500      7,555,000
      Zoll Medical Corp.*                                 208,100      1,950,938
                                                                     -----------
                                                                     $28,767,125
--------------------------------------------------------------------------------
   Medical And Health Technology And ServiceS - 6.5%
      Community Health Systems*                            90,100    $ 3,637,788
      Integrated Health Services, Inc.                     54,000      1,525,500
      Living Centers of America*                           96,300      3,201,975
      Mariner Health Group, Inc.*                         100,200      1,415,325
      Pacificare Health Systems, Inc., "A"*                 9,800        641,900
      Pacificare Health Systems, Inc., "B"*                99,100      6,738,800
      Renal Treatment Centers, Inc.*                      134,000      4,958,000
      St. Jude Medical, Inc.*                             156,100      9,873,325
      United Healthcare Corp.                             286,500     14,002,687
                                                                     -----------
                                                                     $45,995,300
--------------------------------------------------------------------------------
   Oil Services - 0.5%
     BJ Services Co.*                                     144,400     $3,646,100
--------------------------------------------------------------------------------
   Oils - 2.0%
      Mitchell Energy & Development Corp.                 268,300    $ 4,728,788
      Mobil Corp.                                          96,300      9,593,887
                                                                     -----------
                                                                     $14,322,675
--------------------------------------------------------------------------------

                                       9

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Common Stocks - Continued
   Pollution Control - 1.2%
      WMX Technologies, Inc.                              282,400   $  8,048,400
      Western Waste Industries*                            36,400        728,000
                                                                    ------------
                                                                    $  8,776,400
--------------------------------------------------------------------------------
   Railroads - 1.1%
      Wisconsin Central Transportation Corp.*             117,500   $  7,843,125
--------------------------------------------------------------------------------
   Restaurants And Lodging - 2.3%
      Applebee's International, Inc.                      103,100   $  2,809,475
      Buffets, Inc.*                                       77,800        972,500
      HFS, Inc.*                                           44,300      2,320,212
      Hammons (John Q) Hotels, Inc.*                       25,700        330,888
      Lone Star Steakhouse and Saloon, Inc.*               67,000      2,747,000
      Promus Hotel Corp.*                                 149,750      3,406,813
      Quantum Restaurant Group, Inc.*                     100,000      1,337,500
      Sonic Corp.*                                        100,350      2,282,962
                                                                    ------------
                                                                    $ 16,207,350
--------------------------------------------------------------------------------
   Special Products And Services - 2.4%
      Intertape Polymer Group, Inc.                       211,800   $  6,195,150
      Sphere Drake Holdings Ltd.                          246,800      3,702,000
      Stanley Works                                       164,300      7,126,513
                                                                    ------------
                                                                    $ 17,023,663
--------------------------------------------------------------------------------
   Stores - 3.2%
      Circuit City Stores, Inc.                           203,000   $  6,419,875
      Dayton-Hudson Corp.                                  95,100      7,215,713
      Lowe's Companies, Inc.                               94,200      2,826,000
      Office Depot, Inc.*                                 208,100      6,269,012
                                                                    ------------
                                                                    $ 22,730,600
--------------------------------------------------------------------------------
   Telecommunications - 1.8%
      Cabletron Systems, Inc.*                            119,900   $  7,898,412
      Rogers Communications, Inc., "B"*                   519,600      5,130,167
                                                                    ------------
                                                                    $ 13,028,579
--------------------------------------------------------------------------------
   Utilities - Electric
      Sithe Energies, Inc.*                                24,200   $    193,600
--------------------------------------------------------------------------------
   Utilities - Gas - 1.8%
      Coastal Corp.                                       211,700   $  7,118,412
      Enron Corp.                                         179,400      6,009,900
                                                                    ------------
                                                                    $ 13,128,312
--------------------------------------------------------------------------------
   Utilities - Telephone - 1.0%
      MCI Communications Corp.                            273,700   $  7,133,306
--------------------------------------------------------------------------------
Total U.S. Common Stocks (Identified Cost, $528,360,997)            $647,720,897
--------------------------------------------------------------------------------
Foreign Stocks - 5.4%
   Denmark - 0.4%
      Tele Danmark, ADR (Utilities - Telephone)           110,500   $  2,859,188
--------------------------------------------------------------------------------
   Finland - 0.5%
      Nokia, AB (Telecommunications Equipment)             48,800   $  3,425,921
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
================================================================================
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
Foreign Stocks - Continued
   France - 0.8%
      Pinault-Printemps (Retail)                           27,000   $  5,722,288
--------------------------------------------------------------------------------
   Italy - 0.7%
      Telecom Italia (Telecommunications)               2,110,200   $  2,761,197
      Telecom Italia Mobile SpA (Telecommunications)    2,110,200      2,329,240
                                                                    ------------
                                                                    $  5,090,437
--------------------------------------------------------------------------------
   Malaysia - 0.5%
      New Straits Times Press (Publishing)              1,280,000   $  3,614,848
--------------------------------------------------------------------------------
   Sweden - 2.3%
      Astra AB, Free Shares, "B"
          (Medical and Health Products)                   254,960   $  8,964,904
      Hennes & Mauritz, "B" (Retail)                      116,900      7,513,351
                                                                    ------------
                                                                    $ 16,478,255
--------------------------------------------------------------------------------
   United Kingdom - 0.2%
      Invesco Fund Managers (Finance)                     429,200   $  1,498,466
--------------------------------------------------------------------------------
Total Foreign Stocks (Identified Cost, $33,493,026)                 $ 38,689,403
--------------------------------------------------------------------------------

Preferred Stocks - 0.3%
--------------------------------------------------------------------------------
   Cellular Communications, Inc., Cv.
      (IDENTIFIED COST, $1,224,813)                        44,000   $  2,398,000
--------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $563,078,836)                 $688,808,300
--------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)       VALUE
--------------------------------------------------------------------------------

  Federal Home Loan Bank, due 10/25/95                   $ 7,000   $  6,972,876
  Federal National Mortgage Association, due 10/03/95      3,355      3,353,434
  Federal National Mortgage Association, due 10/05/95      5,000      4,996,111
  Ford Motor Credit, due 10/02/95                          8,850      8,846,803
  GTE South, Inc., due 10/04/95                            1,045      1,044,333
--------------------------------------------------------------------------------
Total Short-term Obligations, At Amortized Cost And Value          $ 25,213,557
Total Investments (Identified Cost, $588,292,393)                  $714,021,857

Other Assets, Less Liabilities - (0.3%)                              (2,383,923)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $711,637,934
--------------------------------------------------------------------------------

+ Restricted security.
* Non-income producing security.
# Security priced by management.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
================================================================================
September 30, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (identified cost, $588,292,393)             $714,021,857
  Cash                                                                    15,718
  Receivable for investments sold                                      4,892,389
  Receivable for Fund shares sold                                      5,257,943
  Dividends and interest receivable                                      982,322
  Other assets                                                             5,160
                                                                    ------------
     Total assets                                                   $725,175,389


Liabilities:
  Payable for investments purchased                                  $12,730,698
  Payable for Fund shares reacquired                                     377,003
  Payable to affiliates -
     Management fee                                                       14,270
     Shareholder servicing agent fee                                       4,332
     Distribution fee                                                    220,828
  Accrued expenses and other liabilities                                 190,324
                                                                    ------------
        Total liabilities                                            $13,537,455
                                                                    ------------
Net Assets                                                          $711,637,934
                                                                    ============
Net Assets Consist Of:
  Paid-in capital                                                   $537,626,146
  Unrealized appreciation on investments and translation of
      assets and liabilities in foreign currencies                   125,730,254

  Accumulated undistributed net realized gain on investments
      and foreign currency transactions                               46,863,005

  Accumulated undistributed net investment income                      1,418,529
                                                                    ------------
     Total                                                          $711,637,934
                                                                    ============
Shares of Beneficial Interest Outstanding                             45,769,252
                                                                    ============

Class A Shares:
  Net Asset Value And Redemption Price Per Share
     (net assets of $507,783,815 / 32,534,587 shares of
     beneficial interest outstanding)                                  $15.61
                                                                       ======
  Offering Price Per Share (100/94.25)                                 $16.56
                                                                       ======
Class B Shares:
  Net Asset Value And Offering Price Per Share
     (net assets of $178,116,815 / 11,565,395 shares of
     beneficial interest outstanding)                                  $15.40
                                                                       ======
Class C Shares:
  Net Asset Value, Offering Price And Redemption Price Per Share
     (net assets of $25,737,304 / 1,669,270 shares of
     beneficial interest outstanding)                                  $15.42
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.


See notes to financial statements

Statement of Operations
================================================================================
Year Ended September 30, 1995
--------------------------------------------------------------------------------
Net Investment Income:
   Income -
     Dividends                                                     $  5,521,009
     Interest                                                         1,763,021
     Foreign taxes withheld                                            (108,803)
                                                                   ------------
        Total investment income                                    $  7,175,227
                                                                   ------------
   Expenses -
      Management fee                                               $  1,910,078
      Trustees' compensation                                             34,491
      Shareholder servicing agent fee (Class A)                         566,439
      Shareholder servicing agent fee (Class B)                         177,743
      Shareholder servicing agent fee (Class C)                          17,241
      Distribution and service fee (Class A)                          1,312,892
      Distribution and service fee (Class B)                            807,085
      Distribution and service fee (Class C)                            114,386
      Custodian fee                                                     210,356
      Postage                                                            58,944
      Printing                                                           55,127
      Auditing fees                                                      36,800
      Legal fees                                                         11,405
      Miscellaneous                                                     265,798
                                                                   ------------
        Total expenses                                             $  5,578,785

      Reduction of expenses by distributor                             (377,515)
      Fees paid indirectly                                              (31,373)
                                                                   ------------
        Net expenses                                               $  5,169,897
                                                                   ------------
           Net investment income                                   $  2,005,330
                                                                   ------------

Realized and Unrealized Gain (Loss)on Investments:
  Realized gain (loss) (identified cost basis) -
     Investment transactions                                       $ 47,491,369
     Foreign currency transactions                                      (36,682)
                                                                   ------------
        Net realized gain on investments                           $ 47,454,687
                                                                   ------------
  Change in unrealized appreciation -
     Investments                                                   $ 68,894,140
     Translation of assets and liabilities in foreign currencies            201
                                                                   ------------
        Net unrealized gain on investments                         $ 68,894,341
                                                                   ------------
           Net realized and unrealized gain on
             investments and foreign currency                      $116,349,028
                                                                   ------------
             Increase in net assets from operations                $118,354,358
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
Year Ended September 30,                                  1995           1994
--------------------------------------------------------------------------------
Increase In Net Assets:
From operations -
   Net investment income                            $  2,005,330    $   341,364
   Net realized gain on investments and
      foreign currency transactions                   47,454,687     34,277,386
   Net unrealized gain (loss) on investments
      and foreign currency                            68,894,341    (11,035,216)
                                                      ----------    -----------
      Increase in net assets from operations        $118,354,358    $23,583,534
                                                    ------------    -----------
Distributions declared to shareholders -
   From net investment income (Class A)             $   (481,316)   $  (700,869)
   From net investment income (Class B)                  (14,893)        (1,857)
   From net realized gain on investments and
      foreign currency transactions (Class A)           (820,736)   (61,514,987)
   From net realized gain on investments and
      foreign currency transactions (Class B)           (118,230)    (2,437,162)
   From net realized gain on investments and
        foreign currency transactions (Class C)          (16,120)      (411,703)

   In excess of net investment income (Class A)            --           (72,504)
   In excess of net investment income (Class B)            --              (192)
                                                     -----------   ------------
        Total distributions declared
           to shareholders                           $(1,451,295)  $(65,139,274)
                                                     -----------   ------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                  $353,872,982  $ 89,603,156
   Net asset value of shares issued to
      shareholders in reinvestment
      of distributions                                  1,571,633    54,945,985
                                                     -----------   ------------
Cost of shares reacquired                            (109,372,045)  (48,796,609)
                                                     -----------   ------------
   Increase in net assets from
      Fund share transactions                        $246,072,570  $ 95,752,532
                                                     -----------   ------------
         Total increase in net assets                $362,975,633  $ 54,196,792

Net Assets:
   At beginning of period                             348,662,301   294,465,509
                                                     -----------   ------------
   At end of period (including accumulated
      undistributed net investment income
      (accumulated distributions in excess of
      net investment income of $1,418,529 and
      $(72,628), respectively)                       $711,637,934  $348,662,301
                                                     ============  ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended September 30,                                              1995         1994           1993          1992          1991
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Class A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                             $  12.59      $  14.47      $  12.18      $  11.84      $   9.62
                                                                  --------      --------      --------      --------      --------
Income from investment operations# -
   Net investment income*                                         $   0.08      $   0.02      $   0.11      $   0.07      $   0.27
   Net realized and unrealized gain on
      investments and foreign currency
      transactions                                                    2.99          1.01          3.15          1.27          2.21
                                                                  --------      --------      --------      --------      --------
       Total from investment operations                           $   3.07      $   1.03      $   3.26      $   1.34      $   2.48
                                                                  --------      --------      --------      --------      --------
   Less distributions declared to shareholders -
      From net investment income                                  $  (0.02)     $  (0.03)     $  (0.07)     $   --         $  (0.26)
      In excess of net realized gain on investments                    --           (0.01)         --           --            --
      From net realized gain on investments                          (0.03)        (2.87)        (0.90)        (1.00)         --
                                                                  --------      --------      --------      --------      --------
      Total distributions declared to
         shareholders                                             $  (0.05)     $  (2.91)     $  (0.97)     $  (1.00)     $  (0.26)
                                                                  --------      --------      --------      --------      --------
  Net asset value - end of period                                 $  15.61         12.59      $  14.47         12.18      $  11.84
                                                                  --------      --------      --------      --------      --------
  Total return++                                                     24.49%         7.72%        28.87%        11.79         25.87%

Ratios (to average net assets)/Supplemental data:
    Expenses##                                                        0.95%         0.91%         0.90%         0.84%         0.95%
    Net investment income                                             0.58%         0.14%         0.36%         0.59%         2.48%
  Portfolio turnover                                                    94%           79%           93%           74%          177%
  Net assets at end of period (000 omitted)                       $507,784      $318,170      $294,019      $240,366      $231,316
                                                                  --------      --------      --------      --------      --------



 ++Total returns for Class A shares do not include the applicable sales charge (except for reinvested  dividends prior to October 1,
   1989). If the charge had been included, the results would have been lower.

  #Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.

 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

  *The distributor did not impose a portion of its distribution fees for the periods indicated. If this fee had been incurred by the
   Fund, the net investment income per share and the ratios would have been:

                 Net investment income#                           $   0.07      $   0.01           --            --           --
                 Ratios (to average net assets):
                    Expenses##                                        1.05%         1.01%          --            --           --
                    Net investment income                             0.48%         0.04%          --            --           --


See notes to financial statements


Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
Year Ended September 30,                                        1990            1989            1988            1987           1986
------------------------------------------------------------------------------------------------------------------------------------
                                                             Class A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $  11.49        $  10.20        $  12.54        $  10.42       $  10.36
Income from investment operations -
   Net investment income                                    $   0.36        $   0.39        $   0.23        $   0.19       $   0.25
   Net realized and unrealized gain (loss) on
       investments and foreign currency
          transactions                                         (1.52)           2.30           (2.19)           4.43           2.50
                                                            --------        --------        --------          ------       --------
       Total from investment operations                     $  (1.16)       $   2.69        $  (1.96)       $   4.62       $   2.75
                                                            --------        --------        --------          ------       --------
Less distributions declared to shareholders -
   From net investment income                               $  (0.36)       $  (0.39)       $  (0.24)       $  (0.19)      $  (0.24)
   From net realized gain on investments                       (0.35)*         (1.01)          (0.14)          (2.31)         (2.45)
                                                            --------        --------        --------          ------       --------
       Total distributions declared to
         shareholders                                       $  (0.71)       $  (1.40)       $  (0.38)         $(2.50)      $  (2.69)
                                                            --------        --------        --------          ------       --------
Net asset value - end of period                             $   9.62        $  11.49        $  10.20          $12.54       $  10.42
                                                            ========        ========        ========          ======       ========
Total return**                                                (12.73)%         26.91%         (15.60)%         44.80%         26.65%

Ratios (to average net assets)/Supplemental data:
    Expenses                                                    0.83%           0.88%           0.86%           0.73%          0.77%
    Net investment income                                       3.21%           3.48%           2.36%           1.51%          1.88%
Portfolio turnover                                                79%             99%            116%            101%           102%
Net assets at end of period (000 omitted)                   $202,377        $251,857        $239,616        $321,050       $234,804



 * For the year ended September 30, 1990, the per share distribution from paid-in capital was $0.0009.
** Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1,
   1989). If the charge had been included, the results would have been lower.


See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
Year Ended September 30,                                        1995            1994          1993**            1995       1994***
------------------------------------------------------------------------------------------------------------------------------------
                                                             Class B                                         Class C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $  12.50        $  14.47        $  13.95        $  12.51      $  13.18
                                                            --------        --------        --------        --------      --------
Income from investment operations# -
    Net investment income (loss)+                           $  (0.03)       $  (0.08)       $  (0.04)       $  (0.02)     $  (0.04)
    Net realized and unrealized gain (loss) on
       investments and foreign currency
         transactions                                           2.96            1.00            0.56            2.96          0.62
                                                            --------        --------        --------        --------      --------
       Total from investment operations                        $2.93        $   0.92        $   0.52        $   2.94      $   0.58
                                                            --------        --------        --------        --------      --------
Less distributions declared to shareholders -
From net investment income                                  $   --           $  (0.02)       $   --           $   --         $   --
   From net realized gain on investments                       (0.03)          (2.87)           --              (0.03)        (1.25)
                                                            --------        --------        --------        --------      --------
   Total distributions declared to
       shareholders                                         $  (0.03)       $  (2.89)       $   --           $  (0.03)     $  (1.25)
                                                            --------        --------        --------        --------      --------
Net asset value - end of period                             $  15.40        $  12.50        $  14.47        $  15.42      $  12.51
                                                            ========        ========        ========        ========      ========
  Total return                                                 23.55%           6.91%           3.73%          23.58%         4.43%
                                                            ========        ========        ========        ========      ========
Ratios (to average net assets)/Supplemental data:
    Expenses##                                                  1.78%           1.82%           2.33            1.71%         1.74%
    Net investment income (loss)                               (0.21)%         (0.65)%         (0.89)%         (0.15)%       (0.54)%

Portfolio turnover                                                94%             79%             93%             94%           79%

Net assets at end of period (000 omitted)                   $178,117         $25,672            $447         $25,737         $4,821


  * For the year ended September 30, 1995, the per share distribution from net investment income was $0.00003.
 ** For the period from the commencement of offering of Class B shares, September 7, 1993, to September 30, 1993.
*** For the period from the commencement of offering of Class C shares, January 3, 1994, to September 30, 1994.
  + Annualized.

  # Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

INVESTMENT VALUATIONS - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are n ot available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.


FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses att ributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions And Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters And Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended September 30, 1995, $17,964 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes Of Shares Of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.34% of average daily net assets and 4.28% of investment income. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,811 for the year ended September 30, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $218,078 for the year ended September 30, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $175,008 for the year ended September 30, 1995. MFD is waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended September 30, 1995 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,633 and $1,558 for Class B and Class C shares, respectively, for the year ended September 30, 1995. Fees incurred under the distribution plans during the year ended September 30, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1995 were $654 and $109,742 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $662,260,814 and $421,920,228, respectively. The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 588,802,903
                                                                  =============
Gross unrealized appreciation                                     $ 139,337,502
Gross unrealized depreciation                                       (14,118,548)
                                                                  -------------
   Net unrealized appreciation                                    $ 125,218,954
                                                                  =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                    Year Ended September 30,1995     Year Ended September 30,1994
                                  ----------------------------     ----------------------------
                                  Shares         Amount            Shares         Amount
-----------------------------------------------------------------------------------------------

Shares sold                       12,798,218     $172,943,634     3,839,136     $ 51,599,673

Shares issued to shareholders in
  reinvestment of distributions      119,182        1,423,980     4,069,118       52,350,489

Shares reacquired                 (5,659,542)     (74,912,826)   (2,955,596)     (40,221,505)
                                  ----------     ------------     ---------     ------------
   Net increase                    7,257,858     $ 99,454,788     4,952,658     $ 63,728,657




Class B Shares                    Year Ended September 30,1995     Year Ended September 30,1994
                                  ----------------------------     ----------------------------
                                  Shares         Amount            Shares         Amount
-----------------------------------------------------------------------------------------------
Shares sold                       11,678,569     $158,403,133       2,171,868     $ 29,076,136

Shares issued to shareholders in
  reinvestment of distributions       11,368          135,681         183,200        2,292,393

Shares reacquired                 (2,178,275)     (29,569,820)       (332,192)      (4,402,426)
                                  ----------     ------------       ---------     ------------
   Net increase                    9,511,662     $128,968,994       2,022,876     $ 26,966,103



Class C Shares                    Year Ended September 30,1995      Year Ended September 30,1994+
                                  ----------------------------      ----------------------------
                                  Shares         Amount             Shares         Amount
-----------------------------------------------------------------------------------------------
Shares sold                        1,642,158     $22,526,215          673,209     $  8,927,347

Shares issued to shareholders in
  reinvestment of distributions        1,007          11,972           24,307          303,103

Shares reacquired                   (359,369)     (4,889,399)        (312,042)      (4,172,678)

                                  ----------     ------------        ---------     ------------
   Net increase                    1,283,796     $17,648,788          385,474     $  5,057,772

+For the period from the commencement of offering of Class C shares, January 3, 1994 to September 30, 1994.

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1995 was $4,511.

(7) Restricted Security

The Fund may invest not more than 10% of its total net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1995, the Fund owned the following restricted security (constituting 0.19% of total assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1993 Act). The Fund does not have the right to demand that such securities be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith or at the direction of the Trustees.


                           Date of         Share
Description            Acquisition        Amount         Cost             Value
--------------------------------------------------------------------------------
Jason, Inc.                1/21/94       187,500     $1,650,000      $1,370,625

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (a series of MFS Series Trust
V) as of September 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1995 and 1994, and the financial highlights for each of the years in the ten-year period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Fund at September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
November 3, 1995




--------------------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US

MFS AUTOMATED INFORMATION

ACCOUNT INFORMATION:
Call 1-800-MFS-TALK (1-800-637-8255)
anytime.

MARKET OUTLOOK:
Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

MFS PERSONAL SERVICE
ACCOUNT SERVICE:
Call 1-800-225-2606 any business day
from 8 a.m. to 8 p.m. Eastern time.

PRODUCT INFORMATION:
Call 1-800-637-2929 any business day
from 9 a.m. to 5 p.m. Eastern time.

IRA SERVICE:
Call 1-800-637-1255 any business day
from 8 a.m. to 6 p.m. Eastern time.

SERVICE FOR THE HEARING-IMPAIRED:
Call 1-800-637-6576 any business day
from 9 a.m. to 5 p.m. Eastern time (TDD required).

MFS MAILING ADDRESSES
FOR PERSONAL ACCOUNTS:
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

FOR IRA ACCOUNTS:
MFS Service Center, Inc.
J.W. McCormack Station
P.O. Box 4501
Boston, MA 02101-9817

A WORD ABOUT MFS PRODUCTS AND SERVICES

MAKING ADDITIONAL INVESTMENTS AT YOUR CONVENIENCE

There are several easy ways to make additional single investments of at least
$50:

 o  send a check with the lower portion of your account statement

 o  contact your financial adviser to purchase shares on your behalf

 o wire additional investments through your bank; call us first for instructions.

MAKING ADDITIONAL INVESTMENTS AUTOMATICALLY

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost-averaging programs. See the prospectus for further details. Dollar cost averaging does not assure a profit or avoid a loss.

THE AUTOMATIC INVESTMENT PLAN offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

THE AUTOMATIC EXCHANGE PLAN automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.

 A Hypothetical Example of Automatic Monthly Investing Compounding at 8% a Year

 Amount       5 Years           10            15             20             25
--------------------------------------------------------------------------------
 $  50         3,671         9,064        16,989         28,633         45,742
 $  75         5,506        13,596        25,483         42,950         68,613
 $ 100         7,341        18,128        33,978         57,266         91,484
 $ 200        14,683        36,257        67,956        114,532        182,968


For illustration only. Not indicative of future performance of any MFS fund.

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.


If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

A FINANCIAL ADVISER CAN HELP YOU BE A BETTER INVESTOR

Financial advisers can be valuable resources for their clients, providing ongoing education and guidance about investments, as well as a wide range of services. Here are just some of the ways your financial adviser may be able to help you be a better investor:

#  Day-to-day monitoring of your portfolio

#  Tax recordkeeping

#  In-depth information on fund managers, their track records and their tenure

#  Risk/reward analyses of current or potential holdings

#  Asset allocation advice

#  Construction of a detailed personal financial profile

#  Order and confirmation processing

#  Information on a fund group's range of shareholder services

#  Portfolio adjustments based on lifestyle changes

#  Assistance with business retirement planning

#  Evaluation of lump-sum distribution options

#  Recommendations on a selection of fund groups

# Specialized research and investment information not readily available to individuals

#  In-depth knowledge of markets and products, kept current by ongoing tracking

#  Estate, tax, insurance, and business planning

# Help with possible savings on sales charges through breakpoints, rights of accumulation, and letters of intent

MFS INVESTMENT OPPORTUNITIES

MUTUAL FUNDS

The MFS Family of Funds, shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND FUNDS seek current income through investments in debt securities.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds. Limited-maturity funds seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.[1]

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.[1]

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.[2]

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature[3] on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).

[1] A small portion of the income may be subject to federal, state and/or alternative minimum tax.

[2] Investments in money market funds are not issued or guaranteed by the U.S.
    government and there is no assurance that the fund will be able to maintain a stable net asset value.

[3] Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS [Register mark]

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

STOCK
================================================================================
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS [R] Capital Growth Fund
--------------------------------------------------------------------------------
MFS [R] Emerging Growth Fund
--------------------------------------------------------------------------------
MFS [R] Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS [R] Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS [R] Managed Sectors Fund
--------------------------------------------------------------------------------
MFS [R] OTC Fund
--------------------------------------------------------------------------------
MFS [R] Research Fund
--------------------------------------------------------------------------------
MFS [R] Value Fund

STOCK AND BOND
================================================================================
MFS [R] Total Return Fund
--------------------------------------------------------------------------------
MFS [R] Utilities Fund
--------------------------------------------------------------------------------

BOND
================================================================================
MFS [R] Bond Fund
--------------------------------------------------------------------------------
MFS [R] Government Mortgage Fund
--------------------------------------------------------------------------------
MFS [R] Government Securities Fund
--------------------------------------------------------------------------------
MFS [R] High Income Fund
--------------------------------------------------------------------------------
MFS [R] Intermediate Income Fund
--------------------------------------------------------------------------------
MFS [R] Strategic Income Fund
(formerly MFS [R] Income & Opportunity Fund)
--------------------------------------------------------------------------------

LIMITED MATURITY BOND
================================================================================
MFS [R] Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [R] Limited Maturity Fund
--------------------------------------------------------------------------------
MFS [R] Municipal Limited Maturity Fund
--------------------------------------------------------------------------------

WORLD
================================================================================
MFS [R] World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS [R] World Equity Fund
--------------------------------------------------------------------------------
MFS [R] World Governments Fund
--------------------------------------------------------------------------------
MFS [R] World Growth Fund
--------------------------------------------------------------------------------
MFS [R] World Total Return Fund
--------------------------------------------------------------------------------

NATIONAL TAX-FREE BOND
================================================================================
MFS [R] Municipal Bond Fund
--------------------------------------------------------------------------------
MFS [R] Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS [R] Municipal Income Fund
--------------------------------------------------------------------------------

STATE TAX-FREE BOND
================================================================================
Alabama, Arkansas, California, Florida, Georgia, Louisiana, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia
--------------------------------------------------------------------------------

MONEY MARKET
================================================================================
MFS [R] Cash Reserve Fund
--------------------------------------------------------------------------------
MFS [R] Government Money Market Fund
--------------------------------------------------------------------------------
MFS [R] Money Market Fund
--------------------------------------------------------------------------------

MFS [R] RESEARCH FUND                                          BULK RATE
                                                               U.S. POSTAGE
                                                               P A I D
500 Boylston Street                                            U.S. POSTAGE
Boston, MA 02116                                               BOSTON, MA

[DALBAR LOGO]



                                                  MFR-2  11/95/62.5M  14/214/314